SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14 (a) of the Securities Exchange
Act of 1934 (Amendment No.    )

/ X /	Filed by the registrant

/   /  Filed by a party other than the registrant

Check the appropriate box:

/   /	Preliminary proxy statement

/ X /	Definitive proxy statement

/   /	Definitive additional materials

/   /	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-
12


CREATIVE COMPUTER APPLICATIONS, INC.
(Name of Registrant as Specified in Its Charter)

Steven M. Besbeck, President
(Name of Person (s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/ X /	*  No fee required.

/   /	Fee computed on table below per Exchange per Exchange Act
        Rules 14a-6(i) (4) and 0-11.

	(1) Title of each class of securities to which transactions applies:

	(2) Aggregate number of securities to which transactions applies:

	(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-1?. (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)  Proposed maximum aggregate value of transaction:

	(5)  Total fee paid:

/   /	*  Fee paid previously with preliminary materials.

/   /	Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)  Amount previously paid:

	(2)  Filing party:

	(3)  Date filed:




CREATIVE COMPUTER APPLICATIONS, INC.
26115-A Mureau Road
Calabasas, CA 91302




January 14, 2000

Dear Shareholder:

        The Company's 2000 Annual Meeting of Shareholders will be held at 10:00 a.m., Pacific Time, on Friday, March 3, 2000, at the Company's offices at 26115-A Mureau Road, Calabasas, California
91302.

        The formal Notice of Annual Meeting of Shareholders and the Proxy Statement for the Meeting are on the following pages.

        In order to assure that a quorum is present at the Meeting, you are urged to sign and mail the enclosed proxy card at once, even though you may plan to attend in person. You may revoke the proxy at any time prior to its being voted by filing with the Secretary of the Company either an instrument of revocation or a duly executed proxy card bearing a later date. If you attend the Meeting, you may elect to revoke the proxy and vote your shares in person.

        The prompt return of your proxy card will help us avoid the expense of further requests for proxies.

        For your convenience in returning your proxy card, we enclose a return envelope which requires no postage.

        Financial and other information concerning the Company is contained in the enclosed Annual Report on Form 10KSB for the fiscal year ended August 31, 1999.


Very truly yours,


/S/  Bruce M. Miller

Bruce M. Miller
Chairman of the Board



CREATIVE COMPUTER APPLICATIONS, INC.
26115-A Mureau Road
Calabasas, CA 91302



NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD March 3, 2000




To the Shareholders of
Creative Computer Applications, Inc.

        Notice is hereby given that the 2000 Annual Meeting of Shareholders of Creative Computer Applications, Inc. (the "Company") will be held at the Company's offices at 26115-A Mureau Road, Calabasas, California 91302, on Friday, March 3, 2000 at 10:00 a.m. Pacific Time, for the following purposes:

1.	To elect five members of the Board of
        Directors to serve until the next Annual
        Meeting of Shareholders and until their
        successors are elected and qualified.

2.	To ratify the appointment of BDO Seidman,
        LLP as the Company's independent
        accountants for the current fiscal year.

3.	To consider and transact such other
        business as may properly be brought before the Meeting or any adjournment thereof.

        Only shareholders of record at the close of business on January 7, 2000 will be entitled to vote at the Meeting. The stock transfer books will not be closed.

        Financial and other information concerning the Company is contained in the enclosed Annual Report on Form 10KSB for the fiscal year ended August 31, 1999.


By Order of the Board of Directors,


/S/  James R. Helms

James R. Helms
Secretary





YOUR VOTE IS IMPORTANT

        Whether or not you plan to attend the Meeting, please complete, date, sign and mail your proxy promptly in the enclosed postage paid envelope.



CREATIVE COMPUTER APPLICATIONS, INC.
26115-A Mureau Road
Calabasas, California 91302


PROXY STATEMENT

2000 ANNUAL MEETING OF SHAREHOLDERS

        This Proxy Statement and the enclosed form of proxy card are intended to be sent or given to shareholders of Creative Computer Applications, Inc., a California corporation (the "Company"), in connection with the solicitation of proxies by Management on behalf of the Board of Directors of the Company for use at the 2000 Annual Meeting of Shareholders (the "Meeting") to be held on Friday, March 3, 2000 at 10:00 a.m. Pacific Time at the Company's offices at 26115-A Mureau Road, Calabasas, California 91302. The Annual Report on Form 10KSB to the shareholders of the Company for the fiscal year ended August 31, 1999, including its financial statements and information concerning the Company, is enclosed with this mailing. The Company anticipates that this Proxy Statement and accompanying form of proxy will first be mailed or given to its shareholders on or about January 14, 2000.

        If the enclosed proxy card is properly signed and returned, the shares represented by the proxy card will be voted and, if the shareholder indicates a voting choice in the proxy card, the shares will be voted in accordance with such choice. If the proxy card is signed but no specification is made, the shares designated in the proxy card will be voted FOR the election of the nominees for Directors listed below; and FOR the ratification of the appointment of BDO Seidman, LLP as the Company's independent accountants for the current fiscal year. Management knows of no business that will be presented at the Meeting other than that which is set forth in this Proxy Statement. If any other matter properly comes before the Meeting, the proxy holders will vote the proxies in accordance with their best judgment, subject to contrary shareholder instructions on any specific proxy card.

        Any proxy may be revoked by the shareholder giving it, at any time prior to its being voted, by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy card bearing a later date. Any proxy may also be revoked by the shareholder's attendance at the Meeting and election, by filing an instrument of revocation, to vote in person.


RECORD DATE AND VOTING AT THE MEETING

        The Board of Directors has fixed the close of business on January 7, 2000 as the record date for the determination of the shareholders of the Company entitled to notice of, and to vote at, the Meeting. At that date, there were issued and outstanding 3,130,925 of the Company's common shares (the "Common Shares"). The holders of record of Common Shares will be entitled to one vote per Common Share on each matter submitted to the Meeting subject, in the case of election of Directors, to the cumulative voting provisions described below. There are no outstanding securities of the Company other than the Common Shares entitled to vote at the Meeting.

        The presence at the Meeting, in person or by proxy, of the holders of a majority of the votes attributable to Common Shares entitled to vote shall constitute a quorum for the transaction of business at the Meeting. Assuming a quorum is present, the vote of a plurality of the votes cast at the Meeting by the holders of Common Shares is required for the election of Directors. Approval of such other matters as may properly come before the Meeting or any adjournment of the Meeting requires the affirmative vote of holders of a majority of the votes attributable to Common Shares entitled to vote at the Meeting. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are not counted for any purpose in determining whether a matter has been approved.

        Pursuant to the requirements of the California Corporations Code and the Company's By-laws, the holders of the Company's Common Shares may cumulate their votes for the election of Directors of the Company if any shareholder gives notice, at the Meeting prior to voting, of his or her intention to cumulate his or her votes. Cumulative voting means that each shareholder entitled to vote may cast that number of votes equal to the product of the number of his or her Common Shares multiplied by the number of Directors being elected. Since five Directors are being elected at the Meeting, each shareholder may cast a total of five votes per Common Share for all nominees for Director. A shareholder may cast all of his or her votes for a single nominee or may allocate them among two or more nominees. Instructions for allocation may be marked on the proxy card in the space provided opposite each nominee's name and, if the proxy card is properly marked, the persons acting under the proxy will give notice of the shareholder's intent to vote cumulatively. Unless a contrary instruction is properly marked on the proxy card, the persons acting under the proxy will cumulatively vote so as to maximize the probability that each nominee will be elected.


ELECTION OF DIRECTORS

        The By-Laws of the Company provide that the Company's Board of Directors shall consist of not less than three nor more than nine Directors, as determined by the Company's Board of Directors, each to hold office for a term of one year and until a successor shall be duly elected and qualified. The present number of Directors constituting the entire Board is five.

        A board of five Directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently Directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as Directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a Director. The term of office of each person elected as a Director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

        During the fiscal year ended August 31, 1999, the Board of Directors held a total of four (4) meetings. Each of the current
Directors participated in all such meetings.

        The Board of Directors of the Company have established a Compensation Committee for the purpose of reviewing and making recommendations concerning compensation plans and salaries of officers and other key personnel and an Audit Committee for the purpose of meeting with the Company's independent accountants and to review the scope of the audit, internal accounting controls, audit disclosures and related matters. The members of the Compensation Committee are Mr. Lawrence S. Schmid and Mr. Robert S. Fogerson, Jr. The Compensation Committee met twice during the fiscal year ended August 31, 1999. The members of the Audit Committee were Steven M. Besbeck and Lawrence S. Schmid. The Audit Committee and the remaining members of the Board of Directors met once during the fiscal year ended August 31, 1999.

        See "Principal Securities Holders" for a summary of beneficial ownership of the Company's Common Shares by the officers, Directors and certain beneficial owners.

        Background information concerning each present Director, executive officer and each nominee for the office of Director of the Company is as follows:


                              Office with Company;             Year First
Name, Age                     Background Information           Elected Director


Bruce M. Miller, 53           Chairman of the Board and
                              Chief Technology Officer
                              since its inception in 1978.          1978


Steven M. Besbeck, 51         President, Chief Executive
                              Officer of the Company since
                              August 1983 and a Director of
                              the Company since November
                              1980 and Chief Financial
                              Officer.  Director of
                              International Remote
                              Imaging Systems.                      1980


James R. Helms, 55            Vice President/Operations
                              since 1982 and Secretary.             1987


Lawrence S. Schmid, 58        President and Chief Executive
                              Officer, Strategic Directions
                              International, Inc.,
                              a management consulting firm
                              specializing in technology
                              companies.                            1991

Robert S. Fogerson, Jr., 46   Chief Operating Officer, of
                              ViroMED Laboratories, Inc.,
                              a leading independent
                              laboratory providing clinical
                              testing services since 1998.
                              Mr. Fogerson had previously
                              served in various capacities
                              at PharmChem Laboratories
                              since 1975.                           1992


John R. Murray, 57            Vice President, Sales and
                              Business Development since
                              February 1996. Mr. Murray
                              served as an Independent
                              Marketing Consultant since
                              1993 and a Manager of
                              International Business
                              Development, Healthvision
                              Corporation since 1991.


EXECUTIVE COMPENSATION
                                                Long Term Compensation
                        Annual Compensation       Awards          Payouts

(A)              (B)    (C)     (D)     (E)     (F)     (G)         (H)   (I)
                                                                          All
                                       Other   Restri-  Secur-            Other
Name                                   Annual   cted     ities      LTIP  Comp-
and                                    Compen- Stock    Underlying  Pay-  pen-
Principal              Salary  Bonus   sation  Award(s) Options/    outs  sation
Position        Year    ($)    ($)      ($)     ($)     SAR's(#)    ($)     ($)


S. Besbeck      1999  177,047  21,710    0       0       0           0    1,588
President,      1998  152,935  0         0       0       10,000      0    1,528
CEO, CFO        1997  151,269  0         0       0       20,000      0    1,442

B. Miller       1999  167,433  21,535    0       0       0           0    5,006
Chairman        1998  161,363  0         0       0       10,000      0    4,575
                1997  150,816  0         0       0       20,000      0    4,563

J. Helms        1999  117,171  16,139    0       0       0           0    4,351
Vice President  1998  110,983  0         0       0       10,000      0    2,537
Operations      1997  107,017  0         0       0       20,000      0    2,688

J. Murray       1999  114,764  14,737    0       0       0           0    4,542
Vice President  1998   93,464   8,500    0       0       0           0    4,280
Sales &
Business        1997   87,515   3,000    0       0       10,000      0    3,221
Development


Employment Agreements

        Messrs Bruce Miller and Steven Besbeck are employed by the Company on a month to month basis pursuant to the terms of their employment agreements. Each agreement provides for a base salary at an annual rate of $162,645 for Mr. Miller and $167,188 for Mr. Besbeck and authorizes the payment of other fringe benefits and bonuses made available by the Company to its senior executives. The persons referred to above also received insurance benefits which were paid for by the Company and employer contributions to their 401(k) plan accounts as provided for in the Company's 401(k) profit sharing plan. These amounts, including amounts accrued and unconditionally vested under the 401(k) plan, are reflected in the table above.

        The Company has adopted a profit sharing plan pursuant to which income tax is deferred on amounts contributed by employees under Section 401(k) of the Internal Revenue Code. All employees are eligible to participate in the plan after the completion of six months of service. The company contributes, on a matching basis, 25% of the employee's contribution up to 4%. The Company's contribution becomes vested at the rate of 20% for each full year of employment. Both the employee and Company contributions are subject to aggregate annual limits under the Internal Revenue Code.


Compensation of Directors

        Directors who are not officers or employees of the Company are paid Directors' fees of $2,000 per meeting and are reimbursed for their reasonable expenses for attending meetings. At present, there are two directors, Lawrence S. Schmid and Robert S. Fogerson, Jr., who are not officers and/or employees of the Company.


STOCK OPTION PLANS

1997 Stock Option Plan

	The Company's 1997 Stock Option Plan is administered by the Board of Directors of the Company or a Committee of not less than two members thereof, which has the authority to determine the persons to whom the options may be granted, the number of shares to be covered by each option, the time or times at which the options may be granted or exercised and, for the most part, the terms and provisions of the options. The 1997 Plan permits the grant of both incentive stock options ("ISOs") qualifying under section 422 of the Internal Revenue Code ("Code") and non-qualified stock options ("NSOs") which do not so qualify. Under the 1997 Plan, the option exercise price of ISOs may not be less than 100% (or 110% if the optionee owns 10% or more of the outstanding voting securities of the Company) of the fair market value of the Common Shares on the date of grant. The option exercise price of NSOs may not be less than 85% of the fair market value of the Common Shares on the date of grant. No option under the 1997 Plan may be exercised more than ten years from the date of grant except that options granted to optionees owning 10% or more of the outstanding voting securities of the Company may not be exercised more than five years from the date of grant.

	The 1997 Plan is intended to offer a proprietary interest in the Company to "Key Employees" and "Key Contractors" contributing to the Company's success and, by increasing their proprietary interest, to encourage them to remain in the employ and service of the Company, to assist the Company in competing effectively for the services of new employees and to attract and retain the best available persons as directors of the Company. "Key Employees" are defined as persons, including officers and directors, employed by the Company, or any parent or subsidiary of the Company, on a compensable basis who hold positions of responsibility with the Company or a parent or subsidiary. "Key Contractors" are defined as persons (including officers whether or not they are also directors) employed by the Company or any parent or subsidiary of the Company to render services (including services solely as a member of the Board of Directors) to or on behalf of the Company or any parent or subsidiary of the Company.

	No options may be exercised within 12 months after the date of grant and must be exercisable at the rate of at least 20% per year over 5 years from the date of grant; options granted to directors will be exercisable at the rate of 25% per year in each of the second, third, fourth and fifth years from the date of grant on a cumulative basis.

	The 1997 Plan provides for the granting of ISOs to purchase a maximum of 500,000 Common Shares and for the granting of NSOs to purchase a maximum of 300,000 Common Shares.

	The aggregate number of shares subject to options, the maximum number of shares which may be purchased, and the number of shares and the exercise price for shares covered by outstanding options will be adjusted appropriately upon a stock split or reverse split of the issued Common Shares, the payment of a stock dividend, or the re-capitalization, combination or reclassification, or other increase or decrease in Common Shares.

	Stock options granted under the 1997 Plan may not be transferred except by will or according to the laws of descent and distribution. During the lifetime of the optionee, stock options may be exercised only by the optionee or by his or her guardian or legal representative.

	The 1997 Plan provides that if an optionee's employment with the Company is terminated because of disability or death, no ISOs held by the optionee shall be exercisable later than 12 months after the date of termination. Upon the death of an optionee, all options held or the unexercised portion thereof exercisable on the date of death are exercisable by the optionee's personal representative, heirs or legatees at any time prior to the expiration of 12 months from the date of death. An optionee holding ISOs, whose employment with the Company terminates other than by disability or death must exercise the ISOs within 90 days after such termination.

	The 1997 Plan provides that if an optionee terminates employment with the Company because of retirement with the consent of the Company, all NSOs held by the optionee, or unexercised portions thereof, expire on the date of retirement except for NSOs or unexercised portions thereof which were otherwise exercisable on the date of retirement, which expire unless exercised within 90 days after the date of retirement. An optionee whose employment with the Company or service as a director of the Company is terminated for any reason other than those described above must exercise NSOs within 210 days after such termination of employment or service, as the case may be.

	The 1997 Plan provides that no options shall be granted thereunder after April 25, 2007. If options granted under the 1997 Plan expire for any reason or are canceled or terminated prior to April 25, 2007, the Common Shares allocable to any unexercised portion of such option may again be subject to an option.

	Because the 1997 Plan will provide optionees the opportunity to acquire Common Shares through the exercise of stock options, the exercise of any stock option may have a proportionate dilutive effect on the holders of then outstanding Common Shares from both a financial standpoint (effect on earnings per share, etc.) and voting standpoint.

	The Board of Directors may amend, suspend or discontinue the 1997 Plan at any time. However, no such amendment may, without shareholder approval, materially increase the number of Common Shares which may be issued under the Plan, change the class of eligible participants or materially increase benefits accruing to participants under the Plan.

	As of December 15, 1999, there were outstanding ISO's to purchase 70,750 Common Shares at an average per share exercise price of $.91 and NSO's to purchase 85,000 Common Shares at an average per share exercise price of $.91.


1992 Stock Option Plans

	The Company's 1992 Non-Qualified Stock Option Plan ("1992 Non-Qualified Plan") and the 1992 Incentive Stock Option Plan ("1992 Incentive Plan") were discontinued in September 1996. The 1992 Incentive Plan reserved 400,000 Common Shares for issuance pursuant to granted options, and the 1992 Non-Qualified Plan reserved 200,000 Common Shares for issuance pursuant to granted options.

	Both of the 1992 Plans were administered by the Board of Directors of the Company, which, except with respect to the directors themselves, had the authority to determine the persons to whom the options may be granted, the number of shares to be covered by each option, the time or times at which the options may be granted or exercised and, for the most part, the terms and provisions of the options. Under the 1992 Non-Qualified Plan, the exercise price could not have been less than 85% (100% for officers and directors or 110% if the optionee owned 10% or more of the outstanding voting securities of the Company) of the fair market value of the Common Shares as determined by the Board on the date of grant. Under the 1992 Incentive Plan, the option exercise price could not have been less than 100% (or 110% if the optionee owned 10% or more of the outstanding voting securities of the Company) of the fair market value of the Common Shares, as determined by the Board on the date of grant.

	No option under either plan could be exercised within twelve months of the date of grant or more than five years from the date of grant and must have been exercisable at the rate of at least 20% per year; options granted to directors are exercisable at the rate of 25% in each of the second, third, fourth and fifth years, on a cumulative basis. Each plan limited the percentage of the total number of Common Shares subject to the plan for which options could have been granted to officers and directors to 50%.

	Under the 1992 Non-Qualified Plan, all directors, upon their election and on September 30 of each subsequent year, automatically received options to purchase 5,000 shares (or a prorated amount if they have served less than a full year). Under the 1992 Incentive Plan, each eligible director automatically received options to purchase 5,000 shares on September 30th of each year (or a prorated amount if they have served less than a full year). These automatic grants were the only options directors were entitled to receive under the plans.

	As of December 15, 1999, there were outstanding options to purchase 50,000 Common Shares under the 1992 Non-Qualified Plan at an average per share exercise price of $.92 and options to purchase 83,065 Common Shares under the 1992 Incentive Plan at an average per share exercise price of $.91.

	The following table sets forth information as to stock options granted under the 1997 Stock Option Plan for the fiscal year ended August 31, 1999 to each executive officer whose aggregate remuneration is set forth above.

Options/SAR Grants In Last Fiscal Year

Individual Grants
(a)                 (b)           (c)            (d)           (e)
                    Number of     % of Total
                    Securities    Options/SARs
                    Underlying    Granted to     Exercise      Expir-
                    Options/SARs  Employees in   or Base       ation
Name                Granted (#)   Fiscal Year    Price ($/Sh)  Date

Bruce M. Miller         0              0            -          N/A
Steven M. Besbeck       0              0            -          N/A
James R. Helms          0              0            -          N/A


	The following table sets forth information as to stock options granted under the 1992 Incentive Plan, the 1992 Non-Qualified Plan and the 1997 Stock Option Plan, the net value received from the exercise of options (market value of stock on the date of exercise, less the exercise price) by each executive officer whose aggregate remuneration is set forth above.


Aggregated Option/SAR Exercises in Last Fiscal
(a)                 (b)        (c)         (d)                 (e)
                                        Number of
                                        Securities         Value of
                                        Underlying         Unexercised
                                        Unexercised        In-the-Money
                                        Options/SARs at    Options/SARs at
                   Shares               FY-End (#)         FY-End ($)
                   Acquired   Value
                   on Exer-   Real-     Exercisable/       Exercisable/
Name               cise (#)   ized($)   Unexercisable      Unexercisable

Bruce M. Miller    0          0         125,000 / 15,000   142,500 / 14,850
Steven M. Besbeck  10,000     22,250    125,000 / 15,000   153,750 / 18,450
James R. Helms     0          0         125,000 / 15,000   153,750 / 18,450
John R. Murray     17,500     26,173      6,875 /  5,625     8,395 /  6,919


Other Non-Qualified Stock Options

	On March 5, 1992, the Board of Directors of the Company granted special one-time grants of stock options to the Chairman and senior officers of the Company, all of whom are also directors of the Company, to purchase up to 300,000 shares of the Company's Common Shares, for a period of five years from the date of grants, at an exercise price of $1.375 per share, the market price of the Common Shares on March 5, 1992. On February 6, 1997, the expiration date of those options was extended to December 31, 2000. The market price of the Common Shares on February 6, 1997 was $1.375 per share. These special options can only be exercised at the rate of 20% per year, on a cumulative basis, except that in the event the Company is merged or consolidated with another corporation, in case of the sale of all of substantially all of the assets of the Company or in case of the reorganization, dissolution or liquidation of the Company, the options will vest immediately. Special stock options were granted to Mr. Miller to purchase up to 100,000 Common Shares, to Mr. Besbeck to purchase up to 100,000 common Shares and to Mr. Helms to purchase up to 100,000 Common Shares.


Re-pricing of Stock Options

        On December 14, 1998 the Board of Directors resolved to offer all holders of stock options having an exercise price above $1.25 per share, or above $1.38 per share in the case of owners of 10% or more of the Company's common shares, the opportunity to exchange their options for new options having an exercise price of $.90 per share ($.99 in the case of 10% owners), which was a 10% premium over the closing price of the common stock on the American Stock Exchange on December 14, 1998. As a result of the decline in the market price of the Company's common stock price, all of the stock options that were outstanding had exercise prices that were much higher than the market value. Stock options are awarded to "Key employees" and "Key Contractors" that contribute to the Company's success and by increasing their proprietary interest, are encouraged to remain in the employ and service of the Company. Since virtually all of the outstanding options were out of the money the Board viewed them as a disincentive to the retention of key employees and the hiring of new employees.


PRINCIPAL SECURITY HOLDERS

Security Ownership

        The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's Common Shares at December 15, 1999 of (i) each present Director or nominee for Director, (ii) all officers and Directors as a group, and (iii) each beneficial owner of more than five percent of the Company's Common Shares.

                                             Common Shares
                                          Beneficially Owned
                                         at December 15, 1999

                                       Number of       Percent of
                                       Shares(1)       Class(2)

Steven M. Besbeck(3)(8)                313,500           9.6%
James R. Helms(4)(8)                   181,800           5.6%
Bruce M. Miller(5)(8)                  410,000          12.6%
Lawrence S. Schmid(6)(10)               44,584           1.4%
Robert S. Fogerson, Jr.(7)(11)          39,171           1.2%
John R. Murray(8)(9)                    24,375            *

All officers and Directors as a
  group(3)(4)(5)(6)(7)
  (8)(9)(10)(11)                     1,013,430          28.2%

The Wall Street Group, Inc.(12)        160,000           5.1%

* Less than 1%

Footnotes:
(1)	Sole voting and investment control unless otherwise noted.

(2)	Unless otherwise indicated, does not include Common Shares
        issuable under: (a) employee stock option plans.

(3)	Includes 125,000 Common Shares issuable under currently
        exercisable stock options held by Mr. Besbeck but excludes 15,000 Common Shares issuable under currently non-exercisable stock options held by Mr. Besbeck.

(4)	Includes 125,000 Common Shares issuable under currently
        exercisable stock options held by Mr. Helms but excludes
        15,000 Common Shares issuable under currently non-exercisable stock options held by Mr. Helms.

(5)	Includes 125,000 Common Shares issuable under currently
        exercisable stock options held by Mr. Miller but excludes
        15,000 Common Shares issuable under currently non-exercisable stock options held by Mr. Miller.

(6)	Includes 44,584 Common Shares issuable under currently
        exercisable stock options held by Mr. Schmid, but excludes 13,750 Common Shares issuable under currently non-exercisable stock options held by Mr. Schmid.

(7)	Includes 37,671 Common Shares issuable under currently
        exercisable stock options held by Mr. Fogerson but excludes 13,750 Common Shares issuable under currently non-exercisable stock options held by Mr. Fogerson.

(8)	Mr. Bruce Miller's, Mr. Steven Besbeck's, Mr. James Helms'
        and Mr. John Murray's address is 26115-A Mureau Road,
        Calabasas, CA 91302.

(9)	Includes 6,875 Common Shares issuable under currently
        exercisable stock options held by Mr. Murray but excludes
        5,625 Common Shares issuable under currently non-exercisable stock options held by Mr. Murray.

(10)	Mr. Lawrence Schmid's address is c/o Strategic Directions
        International, Inc., 6242 Westchester Parkway, Suite 100,
        Los Angeles, CA 90045.

(11)	Mr. Robert Fogerson's address is 13100 Brenwood Circle,
        Minnetonka, MN 55343.

(12)	The Wall Street Group, Inc.'s address is 32 E. 57th Street,
        New York, NY 10022.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity security, to file with the Securities and Exchange Commission and the American Stock Exchange (AMEX) reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

Based upon review of Forms 4 and 5 furnished to the Company during the fiscal year ended August 31,1999. The Company believes that during the 1999 fiscal year all filing requirements applicable to its officers and directors and greater than 10% beneficial owners complied except that Steven M. Besbeck and John R. Murray were late in filing one form 4 each, which reported their exercise of Incentive Stock Options pursuant to the Company's 1992 Stock Option Plan.


RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

        The Board of Directors has selected BDO Seidman, LLP, independent public accountants, to serve as the Company's auditors for the fiscal year ending August 31, 2000. BDO Seidman, LLP has served as the Company's independent public accountants for its last nine fiscal years.

        A representative of BDO Seidman, LLP is expected to be available at the meeting of shareholders to respond to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so. The Board of Directors recommends the ratification of its selection of BDO Seidman, LLP to serve as independent auditors for the fiscal year ending August 31, 2000.

        Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock represented and voting at the Annual Meeting. The Board of Directors recommends that shareholders vote FOR the proposal.


SHAREHOLDER PROPOSALS

        Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by the Secretary of the Company (at 26115-A Mureau Road, Calabasas, California 91302) not later than September 14, 2000 in order to be included in the Company's proxy statement and form of proxy relating to that meeting. Shareholder proposals that are not intended to be included in the Company's proxy materials for such meetings, must be received by the Company no later than December 2, 2000.


AVAILABILITY OF REPORT ON FORM 10-KSB

        The Company has filed with the Securities and Exchange Commission and with the American Stock Exchange, Inc., an Annual Report on Form 10-KSB under the Securities Exchange Act of 1934 for the fiscal year ended August 31, 1999. Upon written request, the Company will furnish any shareholder a copy of the Annual Report on Form 10-KSB including the financial statements and schedules, without charge. Any such written request may be addressed to; Corporate Secretary of the Company at 26115-A Mureau Road, Calabasas, California, 91302.


MISCELLANEOUS

        This solicitation is made on behalf of the Board of Directors of the Company, and its cost (including preparing and mailing of the notice, this Proxy Statement and the form of proxy) will be paid by the Company. The Company will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to their principals and will reimburse them for their reasonable expenses in so doing. To the extent necessary in order to assure sufficient representation at the Meeting, officers and regular employees of the Company may solicit the return of proxies by mail, telephone, telegram and personal interview. No compensation in addition to regular salary and benefits will be paid to any such officer or regular employee for such solicitation.

        Where information contained in this Proxy Statement rests peculiarly within the knowledge of a person other than the Company, the Company has relied upon information furnished by such person.


By Order of the Board of Directors,


/S/  James R. Helms

James R. Helms
Secretary